                                    EXHIBIT 1

                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k)(1)(iii) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D dated January 11, 2005 (including amendments thereto) with respect to the Common Stock of Cornell Companies, Inc.
This Joint Filing Agreement shall be filed as an Exhibit to such Statement.

Date: January 11, 2005.

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Wynnefield Partners Small Cap Value,        Wynnefield Partners Small Cap Value,
L.P.                                        L.P. I
By:  Wynnefield  Capital  Management        By: Wynnefield  Capital Management
LLC, its General Partner                    LLC, its General Partner

By: /s/ Nelson Obus                         By: /s/ Nelson Obus
    ------------------                          ------------------
Co-Managing Member                          Co-Managing Member

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Wynnefield Small Cap Value Offshore         Wynnefield Capital Management LLC
Fund, Ltd.
By: Wynnefield Capital, Inc.                By: /s/ Nelson Obus
                                                ------------------
By: /s/ Nelson Obus                         Co-Managing Member
    ------------------
President

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Wynnefield Capital, Inc.

By: /s/ Nelson Obus                         /s/ Nelson Obus
    ------------------                      ------------------
President                                   Nelson Obus
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                                            Channel Partnership II, L.P.

/s/ Joshua Landes                           By: /s/ Nelson Obus
--------------------                            ------------------
Joshua Landes                               General Partner

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